EX-21
                          SUBSIDIARIES OF THE REGISTRANT


                          SUBSIDIARIES OF THE REGISTRANT

International Surfacing of Colorado, Inc., a Colorado corporation

                                        EX-99
 CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                               CERTIFICATION PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Synthetic Turf Corporation of America ("Company") on Form 10-KSB for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: June 10, 2003                   /s/  Gary Borglund
                                       Gary Borglund,
                                       President/Secretary/Treasurer